Exhibit 99.1

FTAC Emerald Acquisition Corp. Shareholders Approve Proposed Business Combination with Fold, Inc.

February 13, 2025 - NEW YORK - FTAC Emerald Acquisition Corp. (OTC: FLDD) (“FTAC”), a publicly traded special purpose acquisition company, today announced that its shareholders voted to approve all of the proposals submitted to FTAC’s shareholders in connection with the proposed business combination (the “Business Combination”) with Fold, Inc. (“Fold”), a pioneering bitcoin financial services company.

The closing of the Business Combination is anticipated to occur on or about February 14, 2025. As previously announced, upon closing, the combined company will be renamed “Fold Holdings, Inc.” and its common stock and warrants are expected to begin trading on Nasdaq under the ticker symbols “FLD” and “FLDDW,” respectively.

A current report on Form 8-K disclosing the full voting results will be filed by FTAC with the Securities and Exchange Commission (the “SEC”).

About Fold

Founded in 2019, Fold is a leading bitcoin financial services company dedicated to expanding access to bitcoin investment opportunities through premium financial products. By integrating bitcoin into everyday financial services, Fold aims to make the American Dream available to more people. For more information, visit https://foldapp.com/investors.

About FTAC Emerald Acquisition Corp.

FTAC Emerald is a special purpose acquisition company sponsored by Cohen Circle and formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses with a core commitment to providing social, financial, and/or environmental value.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws with respect to the Business Combination. Forward-looking statements may be identified by the use of words such as “may,” “could,” “would,” “should,” “predict,” “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “potential,” “continue,” “ongoing” or the negative or plural of these words, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts regarding Fold’s business, net proceeds from the Business Combination, potential benefits of the Business Combination and the potential success of Fold’s market and growth strategies, and expectations related to the terms and timing of the Business Combination. These statements are based on various assumptions and on the current expectations of FTAC and Fold’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FTAC and Fold. These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers, providers and business partners and retain its management and key employees; (iii) the effect of the consummation of the Business Combination on Fold’s business relationships, performance, and business generally; (iv) the outcome of any legal proceedings that may be instituted against FTAC or Fold related to the Business Combination; (v) the ability to meet Nasdaq listing standards following the consummation of the Business Combination; (vi) the ability to address the market opportunity for Fold’s products and services; (vii) the costs related to the Business Combination and risk that the Business Combination may not generate the expected net proceeds for the combined company; (viii) the ability to implement business plans and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (ix) the risk of downturns, new entrants and a changing regulatory landscape in the highly competitive industry in which Fold operates; and (x) those factors discussed in FTAC’s filings with the SEC, including the proxy statement/prospectus filed on January 24, 2025 related to the Business Combination, under the heading “Risk Factors,” and other documents of FTAC filed, or to be filed, with the SEC. If any of these risks materialize or Fold’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FTAC nor Fold presently know or that FTAC and Fold currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. In addition, forward-looking statements reflect FTAC’s and Fold’s expectations, plans or forecasts of future events and views as of the date of this press release. While FTAC and Fold may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing FTAC’s and Fold’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor and Media Contacts

Fold: Fold@icrinc.com

FTAC Emerald: info@cohencircle.com